UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2005

JDS UNIPHASE CORPORATION

(Exact name of registrant as specified in its charter)

State of Delaware	0-22874	94-2579683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Automation Parkway

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 546-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1*
EXHIBIT 99.2
EXHIBIT 99.3

*	Previously filed

Explanatory Note

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by JDS Uniphase Corporation on August 10, 2005 to include the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited consolidated financial statements of Acterna as of March 31, 2005 is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference.

(b)	Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference.

(d) Exhibits

23.1		Consent of Independent Auditors

99.1	*	Text of Press Release, dated August 3, 2005, titled JDS Uniphase closes Acquisition of Acterna, Inc.

99.2		Acterna’s historical audited consolidated financial statements as of March 31, 2005 and for the year ended March 31, 2005

99.3		Unaudited Pro Forma Condensed Combined Financial Statement

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

JDS UNIPHASE CORPORATION

Dated: October 19, 2005	/s/ DAVID VELLEQUETTE
David Vellequette
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

23.1		Consent of Independent Auditors

99.1	*	Text of Press Release, dated August 3, 2005, titled JDS Uniphase closes Acquisition of Acterna, Inc.

99.2		Acterna’s historical audited consolidated financial statements as of March 31, 2005 and for the year ended March 31, 2005

99.3		Unaudited Pro Forma Condensed Combined Financial Statements

*	Previously filed